UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2006

Z YACHTS, INC. (Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)

0001333675 (Commission File Number)	20-2725030 (IRS Employer Identification No.)

3598 Old Milton Pkwy Alpharetta, GA (Address of Principal Executive Offices)	30005 (Zip Code)

(877) 885-1650 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 13, 2006, our board of directors voted to increase the size of the board from three to four.

persons and elected Mr. Jon DeLaurie to fill a newly-created seat on the board of directors.  Mr. DeLaurie, is a consultant with Bellwether Venture Capital, LLC, a hedge fund based in Costa Mesa, CA that provides investment capital and management assistance to emerging growth companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Date: March 23, 2006	Z YACHTS, INC. By: /s/ Regina F. Weller (Signature) Name: Regina F. Weller Title: Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

2